Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) July 31, 2019

Principal Amount		Value†
(000’s omitted)		(000’s omitted)
Municipal Notes 161.6%
American Samoa 0.7%
$500	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$532
California 6.2%
250	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	200	(a)(b)(c)
345	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	356	(a)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/2024	2,895
1,000	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/2025 Pre-Refunded 9/1/2019	1,003
		4,454
Georgia 0.5%
500	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/2025	337	(a)(b)(c)(d)(e)
Guam 3.1%
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/2019	1,145
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/2025 Pre-Refunded 7/1/2020	1,038
		2,183
Illinois 1.5%
1,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,076
Louisiana 0.8%
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/2028	536
New York 141.6%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380	Ser. 2014-A, 5.00%, due 12/1/2027	440
375	Ser. 2014-A, 5.00%, due 12/1/2028	433
270	Ser. 2014-A, 5.00%, due 12/1/2029	311
500	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 8/1/2047	541
1,325	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 5.00%, due 6/1/2035	1,463
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500	Ser. 2015, 5.00%, due 11/15/2027	561
500	Ser. 2015, 5.00%, due 11/15/2028	558
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270	Ser. 2014-A, 5.00%, due 6/1/2026	317
225	Ser. 2014-A, 5.00%, due 6/1/2029	261
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250	Ser. 2014, 5.00%, due 7/1/2022	276
500	Ser. 2014, 5.00%, due 7/1/2029	569
250	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	254
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
155	Ser. 2015, 5.00%, due 6/1/2026	184
125	Ser. 2015, 5.00%, due 6/1/2027	148
195	Ser. 2015, 5.00%, due 6/1/2028	230
220	Ser. 2015, 5.00%, due 6/1/2029	259
325	Ser. 2015, 5.00%, due 6/1/2030	381
565	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	616
750	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 6/1/2047	808	(a)

See Notes to Schedule of Investments

Principal Amount		Value†
(000’s omitted)		(000’s omitted)
$575	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	$607	(a)
400	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due 4/15/2023	411
	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.)
50	Ser. 2014, 3.75%, due 1/1/2020	50	(a)
200	Ser. 2014, 4.50%, due 1/1/2025	222	(a)
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200	Ser. 2016-A-1, 5.00%, due 7/1/2041	228
275	Ser. 2016-A-1, 5.00%, due 7/1/2046	313
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/2021	1,075
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/2021	1,369
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405	Ser. 2018, 5.00%, due 7/1/2031	489
425	Ser. 2018, 5.00%, due 7/1/2032	510
450	Ser. 2018, 5.00%, due 7/1/2033	538
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/2025	601
245	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 4.75%, due 1/1/2020	245	(a)
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/2029	341
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500	Ser. 2013-A, 5.00%, due 10/1/2024	568
500	Ser. 2013-A, 5.00%, due 10/1/2025	566
250	Ser. 2013-A, 4.00%, due 10/1/2026	270
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120	Ser. 2012-A, 5.00%, due 6/1/2023	1,233
210	Ser. 2012-A, 5.00%, due 6/1/2025	230
1,265	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 5.00%, due 9/1/2027	1,471
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028 Pre-Refunded 4/1/2023	2,292
480	Nassau Co. IDA Rev. Ref. & Impt. (Cold Spring Harbor Laboratory), (LOC: TD Bank N.A.), Ser. 1999, 1.05%, due 1/1/2034	480	(f)
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500	Ser. 2014, 5.00%, due 7/1/2023	566
1,000	Ser. 2014, 5.00%, due 7/1/2027	1,147
4,175	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,032
	New York City G.O.
950	Ser. 2009-B, 5.00%, due 8/1/2022	953
1,000	Ser. 2009-E, 5.00%, due 8/1/2021	1,003
2,000	(LOC: U.S. BANK N.A.), Subser. 2008-L4, 1.49%, due 4/1/2038	2,000	(f)
3,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., (LOC: U.S. Bank N.A.), Subser. 2012-B1, 1.49%, due 6/15/2045	3,000	(f)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
2,450	(LOC: JP Morgan Chase Bank N.A.), Subser. 2015-E3, 1.48%, due 2/1/2045	2,450	(f)
200	(LOC: JP Morgan Chase Bank N.A.), Subser. 2016-E4, 1.48%, due 2/1/2045	200	(f)
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/2040	561	(a)
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/2035	2,681
1,815	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%, due 7/1/2027	1,928

See Notes to Schedule of Investments

Principal Amount		Value†
(000’s omitted)		(000’s omitted)
$1,300	New York St. Dorm. Au. Rev. Non St. Supported Debt (Blythedale Children’s Hosp.), (LOC: TD Bank N.A.), Ser. 2009, 1.40%, due 12/1/2036	$1,300	(f)
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.63%, due 7/1/2025	869
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/2024	501
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/2026 Pre-Refunded 5/1/2021	2,118
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012, 4.00%, due 7/1/2028	1,475
600	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Joseph’s College), Ser. 2010, 5.25%, due 7/1/2025	601
2,540	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A, 5.00%, due 7/1/2048	3,052
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
460	Ser. 2014-A, 4.00%, due 1/1/2026	489
470	Ser. 2014-A, 4.00%, due 1/1/2027	497
200	Ser. 2014-A, 4.00%, due 1/1/2028	210
275	Ser. 2014-A, 4.13%, due 1/1/2029	289
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/2028	1,534
750	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics & Technology), Ser. 2016, 5.00%, due 12/1/2026	814	(a)
1,500	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser. 2018-A, 5.00%, due 8/1/2035	1,807
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400	Ser. 2017, 5.00%, due 12/1/2035	466	(a)
200	Ser. 2017, 5.00%, due 12/1/2036	232	(a)
400	Ser. 2017, 5.00%, due 12/1/2037	463	(a)
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,251
960	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	986
400	New York St. Hsg. Fin. Agcy. Rev. (42nd & 10th St. Hsg.), (LOC: Freddie Mac), Ser. 2008-A, 1.43%, due 11/1/2041	400	(f)
1,045	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,096
	New York St. Muni. Bond Bank Agcy.
1,230	Subser. 2009-B1, 5.00%, due 12/15/2023	1,248
1,295	Subser. 2009-B1, 5.00%, due 12/15/2024	1,313
1,500	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	1,579
2,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2033	2,378
1,545	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	1,615
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	859
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640	Ser. 2012-A, 5.00%, due 5/1/2025	701
300	Ser. 2012-A, 5.00%, due 5/1/2026	328
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%, due 11/1/2042	1,037	(a)
1,100	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured), 4.00%, due 6/15/2026	1,210

See Notes to Schedule of Investments

Principal Amount		Value†
(000’s omitted)		(000’s omitted)
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int’l Arpt.)
$375	Ser. 2019-A, 5.00%, due 4/1/2037	$449
350	Ser. 2019-A, 5.00%, due 4/1/2038	417
350	Ser. 2019-A, 5.00%, due 4/1/2039	416
1,010	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/2029	1,162
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/2019	1,014
1,500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/2021	1,557
500	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred -Third), Ser. 2017, 5.00%, due 4/15/2057	588
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/2028	1,566
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/2025	2,221
165	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/2024	171
2,700	Triborough Bridge & Tunnel Au. Rev., (LOC: Citibank N.A.), Subser. 2005-B2, 1.43%, due 1/1/2032	2,700	(f)
	TSASC Inc. Rev. Ref.
580	Ser. 2017-A, 5.00%, due 6/1/2028	688
3,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,273
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,489
1,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	1,037	(a)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825	Ser. 2016, 5.00%, due 11/1/2030	959
1,000	Ser. 2016, 3.75%, due 11/1/2037	1,029
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/2028	1,456
		101,150
Ohio 0.7%
500	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/2047	491
Pennsylvania 3.0%
	Pennsylvania St. Turnpike Commission Rev.
285	Ser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	303
305	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	325
1,410	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	1,500
		2,128
Puerto Rico 2.5%
1,800	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,800
Texas 1.0%
400	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	360	(a)(b)(c)
325	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	341
		701

	Total Municipal Notes (Cost $110,008)	115,388

UNITS
Liquidating Trust - Real Estate 2.5%
600	CMS Liquidating Trust (Cost $3,105)	1,782	*(e)(g)

See Notes to Schedule of Investments

Value†
(000’s omitted)
Total Investments 164.1% (Cost $113,113)	$117,170
Other Assets Less Liabilities 0.7%	509
Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred offering costs of approximately $41,000) (64.8)%	(46,259)
Net Assets Applicable to Common Stockholders 100.0%	$71,420

*                                    Non-income producing security.

(a)                            Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At July 31, 2019, these securities amounted to approximately $7,795,000, which represents 10.9% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b), if any, have been deemed by the investment manager to be liquid.

(b)                            Illiquid security.

(c)                             Defaulted security.

(d)                            Security fair valued as of July 31, 2019 in accordance with procedures approved by the Board of Directors. Total value of all such securities at July 31, 2019 amounted to approximately $337,000, which represents 0.5% of net assets applicable to common stockholders of the Fund.

(e)                             Value determined using significant unobservable inputs.

(f)                              Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at July 31, 2019.

(g)                             This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At July 31, 2019, this security amounted to approximately $1,782,000, which represents 2.5% of net assets applicable to common stockholders of the Fund.

(000’s omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 7/31/2019	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 7/31/2019
CMS Liquidating Trust	11/21/2012	$3,105	4.0%	$1,782	2.5%

See Notes to Schedule of Investments

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of July 31, 2019:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes
Georgia	$—	$—	$337	$337
Other Municipal Notes(a)	—	115,051	—	115,051
Total Municipal Notes	—	115,051	337	115,388
Liquidating Trust - Real Estate	—	—	1,782	1,782
Total Investments	$—	$115,051	$2,119	$117,170

(a)         The Schedule of Investments provides a categorization by state/territory or sector for the portfolio.

(b)         The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000’s omitted)	Beginning balance, as of 11/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 7/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 7/31/2019
Investments in Securities:
Municipal Notes(c)
Georgia	$—	$—	$—	$(135)	$—	$—	$472	$—	$337	$(135)
Units(d)
Liquidating Trust—Real Estate	1,770	—	—	12	—	—	—	—	1,782	12
Total	$1,770	$—	$—	$(123)	$—	$—	$472	$—	$2,119	$(123)

(c)              As of the period ended July 31, 2019, these investments were valued in accordance with procedures approved by the Board of Directors. These investments did not have a material impact on the Fund’s net assets applicable to common stockholders and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)             The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2019.

Asset class	Fair value at 7/31/2019	Valuation approach	Unobservable input	Range per unit	Input value per unit	Impact to valuation from increase in input
Units	$1,782,000	Income Approach	Appraised value	$2,722 - $3,267	$2,970	Increase

^ A balance indicated with a “-”, either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

July 31, 2019

Notes to Schedule of Investments Municipal Closed-End Funds (Unaudited)

†                 In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc. and Neuberger Berman New York Municipal Fund Inc., (each individually a “Fund,” and collectively, the “Funds”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•                  Level 3 — unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Funds’ Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”).  ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

For information on the Funds’ significant accounting policies, please refer to the Funds’ most recent stockholder reports.